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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 28, 2001


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      333-56240               13-3633241
         --------                      ---------               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)


 245 Park Avenue
 New York, New York                                              10167
 ------------------                                              -----
 (Address of Principal                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

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                                                      -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of March 1, 2001 among Structured Asset Mortgage Investments Inc., as seller, Bank One, National Association, as trustee, Bank One, National Association, as auction administrator, and Wells Fargo Bank Minnesota, National Association, as securities administrator.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             STRUCTURED ASSET MORTGAGE
                                             INVESTMENTS INC.

                                             By:/s/ Sara Bonesteel
                                                ----------------------
                                             Name:  Sara Bonesteel
                                             Title: Vice President



Dated: April 12, 2001



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
                                                   EXHIBIT INDEX


                             Item 601 (a) of                   Sequentially
Exhibit                      Regulation S-K                    Numbered
Number                       Exhibit No.                       Description                        Page
------                       -----------                       -----------                        ----
1                               4                              Pooling and Servicing                5
                                                               Agreement
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